UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2004

NEW CENTURY TRS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: New Century Financial Corporation

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into A Material Definitive Agreement.

On September 30, 2004, the Registrant and New Century Financial Corporation, a Maryland corporation (formerly known as New Century REIT, Inc.) (“New Century Financial”), entered into agreements with each of Robert K. Cole, Chairman of the Board of Directors and Chief Executive Officer of the Registrant, Brad A. Morrice, Vice Chairman of the Board of Directors and President and Chief Operating Officer of the Registrant, Edward F. Gotschall, Vice-Chairman Finance of the Board of Directors of the Registrant, Patrick J. Flanagan, Executive Vice President of the Registrant, and Patrick H. Rank, Executive Vice President of the Registrant, in order to amend the terms of their respective employment agreements (the “Employment Agreements”) with the Registrant. The amendments to the Employment Agreements (each, a “First Amendment to Employment Agreement”) were entered into as part of the merger transaction described in Item 2.01 below and provide that upon the consummation of the Merger (as defined in Item 2.01 below), New Century Financial will agree to assume all of the rights, duties and obligations under the Employment Agreements in the same manner and to the same extent that the Registrant would be required to perform under the Employment Agreements if the Merger did not take place.

The form of the First Amendment to the Employment Agreements is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On September 30, 2004, the Registrant, New Century Financial and Wells Fargo Bank, as trustee (the “Trustee”), entered into a First Supplemental Indenture in connection with the Merger. The First Supplemental Indenture (the “First Supplemental Indenture”) amends the Indenture dated as of July 8, 2003 (the “Indenture”), by and between the Registrant and the Trustee, relating to the 3.50% Convertible Senior Notes due 2008 (the “Notes”), to provide, among other things, that the holder of each outstanding Note will have the right to convert such Note into the kind and amount of stock and other securities and property receivable in the Merger by a holder of the number of shares of the common stock, per value $0.01 per share, of the Registrant deliverable upon conversion of such Note immediately prior to the Merger.

The First Supplemental Indenture dated as September 30, 2004, by and among the Registrant, New Century Financial and the Trustee is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 2.01.	Completion Of Acquisition Or Disposition Of Assets.

On October 1, 2004, New Century Financial and its affiliated entities, including the Registrant, completed the merger (the “Merger”) which is part of New Century Financial’s plan to restructure its business operations to allow it to qualify as a real estate investment trust, or REIT, for U.S. federal income tax purposes. Pursuant to the Agreement and Plan of Merger dated as of April 21, 2004 (the “Merger Agreement”), by and among the Registrant, New Century Financial, and NC Merger Sub, Inc., a Delaware corporation formed by New Century Financial for purposes of effecting the Merger (“Merger Sub”), (i) Merger Sub merged with and into the Registrant (the “Merger”), with the Registrant as the surviving corporation, (ii) each then issued and outstanding share of common stock, par value of $0.01 per share, of the Registrant (“Registrant Common Stock”) was converted into the right to receive a share of common stock, par value of $0.01 per share, of New Century Financial (“New Century Financial Common Stock”), and (iii) the Registrant became a wholly-owned subsidiary of New Century Financial. For a complete description of the terms of the Merger, you should refer to the copy of the Merger Agreement included as Annex A to the proxy statement/prospectus which is a part of the Registration Statement (No. 333-114709) on Form S-4, as amended, of New Century Financial.

The Certificate of Merger filed by the Registrant with the Secretary of State of the State of Delaware on September 30, 2004 is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 29, 2004, in contemplation of the Merger described in Item 2.01 above, the Registrant requested that The Nasdaq Stock Market suspend the listing of the shares of Registrant Common Stock on the Nasdaq National Market prior to the commencement of trading on October 1, 2004. Shares of New Century Financial Common Stock, which were issued in exchange for then outstanding shares of Registrant Common Stock on a one-for-one basis in connection with the Merger, were approved for listing on the New York Stock Exchange and commenced trading on October 1, 2004 under the ticker symbol “NEW.”

Item 5.01.	Changes in Control of Registrant.

The information provided in Item 2.01 of this Current Report is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Merger described in Item 2.01 above, the following members of the Board of Directors of the Registrant resigned from the Board of Directors of the Registrant, effective as of October 1, 2004: Harold A. Black, Fredric J. Forster, Donald E. Lange, William J. Popejoy, Michael M. Sachs, Terrence P. Sandvik and Richard A. Zona. These directors continue to serve on the Board of Directors of New Century Financial.

Item 5.03.	Amendment To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

In connection with the Merger described in Item 2.01 above, effective as of October 1, 2004, the Amended and Restated Certificate of Incorporation of the Registrant was amended and restated by the Certificate of Merger filed by the Registrant with the Secretary of State of the State of Delaware on October 1, 2004. The Restated Certificate of Incorporation of the Registrant, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference, modifies certain provisions of the Amended and Restated Certificate of Incorporation by, among other things, reducing the authorized capital shares of the Registrant from 100,000,000 shares, par value $0.01 per share, of common stock to 1,000,000 shares of common stock, par value $0.01 per share.

Also in connection with the Merger, the Amended and Restated Bylaws of the Registrant were amended and restated, effective as of October 1, 2004. The Second Amended and Restated Bylaws, which are filed as Exhibit 3.2 to this Current Report and are incorporated herein by reference, modified certain provisions of the Amended and Restated Bylaws relating to stockholder meetings that are no longer applicable to the Registrant as a result of the Registrant becoming a wholly-owned subsidiary of New Century Financial in the Merger.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Restated Certificate of Incorporation of the Registrant.

3.2	Second Amended and Restated Bylaws of the Registrant.

10.1	Form of First Amendment to Employment Agreements.

10.2	First Supplemental Indenture dated as of September 30, 2004, by and among the Registrant, New Century Financial Corporation and Wells Fargo Bank, as trustee.

99.1	Certificate of Merger filed September 30, 2004 with the Secretary of State of the State of Delaware and effective on October 1, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY TRS HOLDINGS, INC.

October 1, 2004	By:	/s/ Brad A. Morrice
Brad A. Morrice
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Restated Certificate of Incorporation of the Registrant.

3.2	Second Amended and Restated Bylaws of the Registrant.

10.1	Form of First Amendment to Employment Agreements.

10.2	First Supplemental Indenture dated as of September 30, 2004, by and among the Registrant, New Century Financial Corporation and Wells Fargo Bank, as trustee.

99.1	Certificate of Merger filed September 30, 2004 with the Secretary of State of the State of Delaware and effective on October 1, 2004.